Supplement dated December 7, 2023, to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated May 1, 2023, as may be revised or supplemented from time to time.

Natixis Vaughan Nelson Select ETF

Natixis Vaughan Nelson Mid Cap ETF

On December 6, 2023, the Board of Trustees of Natixis ETF Trust II, on behalf of Natixis Vaughan Nelson Select ETF and Natixis Vaughan Nelson Mid Cap ETF (each a “Fund” and together, the “Funds”), approved changes to the structure to each of the Funds, as described below. This supplement is intended to provide advance notice to shareholders of such changes.

The Board has approved a change in each Fund’s structure from a “semi-transparent” ETF, which does not publicly disclose all its portfolio holdings on a daily basis, to a “transparent” ETF which will disclose all its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940. This change is expected to take effect on or about February 1, 2024 (the “Effective Date”), although the Effective Date may be delayed. In connection with this change, each Fund will no longer disclose a portfolio transparency substitute (the “Proxy Portfolio”) and certain related information about the relative performance of the Proxy Portfolio and such Fund’s actual portfolio holdings, which were designed to facilitate an effective arbitrage mechanism for the Fund’s shares while protecting the identity of the Fund’s full portfolio holdings. Accordingly, references to the “non-transparent” structure, Proxy Portfolio and related disclosure in each Fund’s Summary Prospectus, Prospectus and SAI will be removed.

In addition, in connection with the change in each Fund’s structure, the Funds will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”). The Order permitted the Funds to operate without publicly disclosing their portfolio holdings daily, but limited the types of investments the Funds were permitted to hold to those listed in the Funds’ application for the Order, including limiting the Funds’ investments to only those that are U.S. exchange-traded instruments as well as cash and cash equivalents.

Although the Funds’ investment objectives, strategies, fees and expenses are not expected to change as a result of the changes described above, each Fund’s principal investment strategies and risks will be revised to remove references to the terms, requirements and limitations of the Order, and to remove references to the “non-transparent” structure, Proxy Portfolio and related disclosure, as noted above. Such changes will be effective on the Effective Date.

The Funds will further update their disclosure documents to provide more detailed information about these changes closer to the Effective Date.